UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March  8, 2014

Puget Technologies, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-179212	01-0959140
(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Boulevard Suite 1400
Fort Lauderdale, FL 33301

(Address of principal executive offices and zip code)

(206) 350-6345

 (Registrant’s telephone number including area code)

 (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8—OTHER EVENTS

Item 8.01 Other Events

On March 8, 2014, Shenzhen Weistek Co. Ltd, a Chinese corporation, and Weistek USA, Inc. a newly formed Colorado corporation and wholly owned subsidiary of Puget Technologies, Inc., a Nevada corporation, entered into a Premier Dealer and Servicing Agreement (the “Contract”) in which Weistek USA was appointed as dealer and service provider of the entire line of 3D Printer products and related accessories manufactured and sold by Shenzhen Weistek Co.  Other dealers or product sellers may be appointed for the United States territory, but Weistek, USA, Inc. will be the exclusive after-sales service provider for the United States territory as long as Contract is in force.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET TECHNOLOGIES, INC.
Dated: March 10, 2014	By:	/s/ RONALD LEYLAND
Name: Ronald Leyland Title: President and Chief Executive Officer